                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              438,951.45
        Available Funds:
               Contract Payments due and received in this period                                                      5,366,929.73
               Contract Payments due in prior period(s) and received in this period                                     468,816.23
               Contract Payments received in this period for next period                                                 55,080.43
               Sales, Use and Property Tax, Maintenance, Late Charges                                                   161,449.76
               Prepayment Amounts related to early termination in this period                                           832,492.08
               Servicer Advance                                                                                       1,018,345.36
               Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
               Transfer from Reserve Account                                                                             15,990.65
               Interest earned on Collection Account                                                                     34,023.31
               Interest earned on Affiliated Account                                                                      6,691.55
               Proceeds from repurchase of Contracts per Contribution and Servicing
                   Agreement Section 5.03                                                                                     0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                   (Substituted contract < Predecessor contract)                                                              0.00
               Amounts paid under insurance policies                                                                          0.00
               Any other amounts                                                                                              0.00

                                                                                                               --------------------
        Total Available Funds                                                                                         8,398,770.55
        Less: Amounts to be Retained in Collection Account                                                              342,087.44
                                                                                                               --------------------
        AMOUNT TO BE DISTRIBUTED                                                                                      8,056,683.11
                                                                                                               ====================


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                        0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                        Advances                                                                                        468,816.23
               3.   To Noteholders (For Servicer Report immediately following the Final
                        Additional Closing Date)

                        a) Class A1 Principal and Interest                                                            4,966,657.90
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                          236,112.50
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                          522,208.34
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                          619,968.75
                        b) Class B Principal and Interest                                                               108,684.75
                        c) Class C Principal and Interest                                                               218,018.11
                        d) Class D Principal and Interest                                                               147,400.26
                        e) Class E Principal and Interest                                                               196,776.47

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event
                            in effect)                                                                                   90,006.86
                        b) Residual Principal (Provided no Restricting or Amortization Event
                            in effect)                                                                                  167,545.99
                        c) Reserve Account Distribution (Provided no Restricting or Amortization
                            Event in effect)                                                                             15,990.65
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                        Other Amounts                                                                                   202,164.62
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                         96,331.68
                                                                                                               --------------------
        TOTAL FUNDS DISTRIBUTED                                                                                       8,056,683.11
                                                                                                               ====================

                                                                                                               --------------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event                      342,087.44
        Funds (if any)}                                                                                        ====================


II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,925,289.09
         - Add Investment Earnings                                                                                       15,990.65
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                      15,990.65
                                                                                                               --------------------
End of period balance                                                                                                $2,925,289.09
                                                                                                               ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or                              $2,925,289.09
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     ====================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                   159,854,625.22
                  Pool B                                                                    66,203,272.17
                                                                                     ---------------------
                                                                                                                   226,057,897.39
Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                            1,011,398.03
Class A Monthly Interest - Pool B                                                              418,867.20

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           2,782,177.49
Class A Monthly Principal - Pool B                                                           2,132,504.77
                                                                                     ---------------------
                                                                                                                     4,914,682.26
Ending Principal Balance of the Class A Notes
                  Pool A                                                                   157,072,447.73
                  Pool B                                                                    64,070,767.40
                                                                                     ---------------------
                                                                                                                ------------------
                                                                                                                   221,143,215.13
                                                                                                                ==================

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000      Original Face $257,425,000     Balance Factor
 $       5.556046                $                19.091705          85.905881%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                   8,432,897.39
                  Class A2                                                                  39,000,000.00
                  Class A3                                                                  83,000,000.00
                  Class A4                                                                  95,625,000.00

                                                                                     ---------------------

Class A Monthly Interest                                                                                           226,057,897.39
                  Class A1 (Actual Number Days/360)                                             51,975.64
                  Class A2                                                                     236,112.50
                  Class A3                                                                     522,208.34
                  Class A4                                                                     619,968.75

                                                                                     ---------------------

Class A Monthly Principal
                  Class A1                                                                   4,914,682.26
                  Class A2                                                                           0.00
                  Class A3                                                                           0.00
                  Class A4                                                                           0.00

                                                                                     ---------------------
                                                                                                                     4,914,682.26
Ending Principal Balance of the Class A Notes
                  Class A1                                                                   3,518,215.13
                  Class A2                                                                  39,000,000.00
                  Class A3                                                                  83,000,000.00
                  Class A4                                                                  95,625,000.00

                                                                                     ---------------------
                                                                                                                ------------------
                                                                                                                   221,143,215.13
                                                                                                                ==================

Class A1
----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $39,800,000       Original Face $39,800,000        Balance Factor
 $              1.305921         $             123.484479             8.839737%
----------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                          2,724,154.61
                             Pool B                                                          1,128,178.87
                                                                                     ---------------------
                                                                                                                      3,852,333.48

        Class B Overdue Interest, if any                                                             0.00
        Class B Monthly Interest - Pool A                                                       17,616.20
        Class B Monthly Interest - Pool B                                                        7,295.56
        Class B Overdue Principal, if any                                                            0.00
        Class B Monthly Principal - Pool A                                                      47,423.48
        Class B Monthly Principal - Pool B                                                      36,349.51
                                                                                     ---------------------
                                                                                                                         83,772.99
        Ending Principal Balance of the Class B Notes
                             Pool A                                                          2,676,731.13
                             Pool B                                                          1,091,829.36
                                                                                     ---------------------
                                                                                                               --------------------
                                                                                                                      3,768,560.49
                                                                                                               ====================

        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $4,387,000    Original Face $4,387,000     Balance Factor
         $              5.678541     $             19.095735           85.902906%
        --------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                          5,449,000.41
                             Pool B                                                          2,256,666.55
                                                                                     ---------------------
                                                                                                                      7,705,666.96

        Class C Overdue Interest, if any                                                             0.00
        Class C Monthly Interest - Pool A                                                       35,690.95
        Class C Monthly Interest - Pool B                                                       14,781.17
        Class C Overdue Principal, if any                                                            0.00
        Class C Monthly Principal - Pool A                                                      94,846.96
        Class C Monthly Principal - Pool B                                                      72,699.03
                                                                                     ---------------------
                                                                                                                        167,545.99
        Ending Principal Balance of the Class C Notes
                             Pool A                                                          5,354,153.45
                             Pool B                                                          2,183,967.52
                                                                                     ---------------------
                                                                                                               --------------------
                                                                                                                      7,538,120.97
                                                                                                               ====================

        -------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
        Original Face $8,775,000    Original Face $8,775,000    Balance Factor
          $             5.751809     $             19.093560          85.904512%
        -------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                          3,632,666.93
                             Pool B                                                          1,504,444.37
                                                                                     ---------------------
                                                                                                                       5,137,111.30

        Class D Overdue Interest, if any                                                             0.00
        Class D Monthly Interest - Pool A                                                       25,247.04
        Class D Monthly Interest - Pool B                                                       10,455.89
        Class D Overdue Principal, if any                                                            0.00
        Class D Monthly Principal - Pool A                                                      63,231.31
        Class D Monthly Principal - Pool B                                                      48,466.02
                                                                                     ---------------------
                                                                                                                         111,697.33
        Ending Principal Balance of the Class D Notes
                             Pool A                                                          3,569,435.62
                             Pool B                                                          1,455,978.35
                                                                                     ---------------------
                                                                                                               ---------------------
                                                                                                                       5,025,413.97
                                                                                                               =====================

        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $5,850,000    Original Face $5,850,000     Balance Factor
          $           6.103065        $            19.093561          85.904512%
        --------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                          4,541,179.29
                             Pool B                                                          1,880,709.87
                                                                                     ---------------------
                                                                                                                       6,421,889.16

        Class E Overdue Interest, if any                                                             0.00
        Class E Monthly Interest - Pool A                                                       40,416.50
        Class E Monthly Interest - Pool B                                                       16,738.32
        Class E Overdue Principal, if any                                                            0.00
        Class E Monthly Principal - Pool A                                                      79,039.13
        Class E Monthly Principal - Pool B                                                      60,582.52
                                                                                     ---------------------
                                                                                                                         139,621.65
        Ending Principal Balance of the Class E Notes
                             Pool A                                                          4,462,140.16
                             Pool B                                                          1,820,127.35
                                                                                     ---------------------
                                                                                                               ---------------------
                                                                                                                       6,282,267.51
                                                                                                               =====================

        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $7,313,000    Original Face $7,313,000     Balance Factor
         $          7.815509          $          19.092254          85.905477%
        --------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                     5,451,702.60
                             Pool B                                                     2,257,873.79
                                                                                     ----------------
                                                                                                                   7,709,576.39

        Residual Interest - Pool A                                                         60,671.58
        Residual Interest - Pool B                                                         29,335.28
        Residual Principal - Pool A                                                        94,846.96
        Residual Principal - Pool B                                                        72,699.03
                                                                                     ----------------
                                                                                                                     167,545.99
        Ending Residual Principal Balance
                             Pool A                                                     5,356,855.64
                             Pool B                                                     2,185,174.76
                                                                                     ----------------
                                                                                                               -----------------
                                                                                                                   7,542,030.40
                                                                                                               =================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                             96,331.68
         - Servicer Advances reimbursement                                                                           468,816.23
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           202,164.62
                                                                                                               -----------------
        Total amounts due to Servicer                                                                                767,312.53
                                                                                                               =================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                                       181,653,329.03

          Aggregate Discounted Contract Balance of Additional Contracts
             acquired during Collection Period                                                                            0.00

          Decline in Aggregate Discounted Contract Balance                                                        3,161,565.33

          Aggregate Discounted Contract Balance, as defined in Indenture                                      -----------------
             Agreement, at the ending of the related Collection Period                                          178,491,763.70
                                                                                                              =================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                  2,884,733.67

              - Principal portion of Prepayment Amounts                                          276,831.66

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                            0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                           0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                    0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                0.00

                                                                                           -----------------
                                   Total Decline in Aggregate Discounted Contract Balance      3,161,565.33
                                                                                           =================


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                                        75,231,145.62

          Aggregate Discounted Contract Balance of Additional Contracts
             acquired  during Collection Period                                                                           0.00

          Decline in Aggregate Discounted Contract Balance                                                        2,423,300.87

          Aggregate Discounted Contract Balance, as defined in Indenture                                      -----------------
             Agreement, at the ending of the related Collection Period                                          72,807,844.75
                                                                                                              =================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                  1,867,466.50

              - Principal portion of Prepayment Amounts                                          555,834.37

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                            0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                           0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                    0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                0.00

                                                                                           -----------------
                                   Total Decline in Aggregate Discounted Contract Balance      2,423,300.87
                                                                                           =================

                                                                                                              -----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               251,299,608.45
                                                                                                              =================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                                    Predecessor
                                                                             Discounted          Predecessor        Discounted
          Lease #        Lessee Name                                         Present Value       Lease #            Present Value
          ----------------------------------------------------------         -------------       -----------        -------------
                         NONE











                                                                             -------------                          ---------------
                                                                    Totals:          $0.00                                  $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                 NO     X
                                                                                                 --------------      --------

          POOL B                                                                                                    Predecessor
                                                                             Discounted          Predecessor        Discounted
          Lease #        Lessee Name                                         Present Value       Lease #            Present Value
          ----------------------------------------------------------         -------------       -----------        -------------
                         NONE









                                                                             -------------                          ---------------
                                                                    Totals:          $0.00                                  $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                        $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                     0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
          HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                 NO     X
                                                                                                 --------------      --------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 16, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) &
       GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                             Discounted          Predecessor        Discounted
          Lease #        Lessee Name                                         Present Value       Lease #            Present Value
          ----------------------------------------------------------         -------------       -----------        -------------
                         NONE









                                                                             -------------                          ---------------
                                                                    Totals:          $0.00                                  $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                       $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                      NO     X
                                                                                                 --------------           --------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                                             Discounted          Predecessor        Discounted
          Lease #        Lessee Name                                         Present Value       Lease #            Present Value
          ----------------------------------------------------------         -------------       -----------        -------------
                         NONE









                                                                             -------------                          ---------------
                                                                    Totals:          $0.00                                  $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                        $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO     X
                                                                                                 --------------    --------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 16, 2001



XV.    POOL PERFORMANCE MEASUREMENTS


1.                      AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
          This Month                              3,689,741.67          This Month                          251,299,608.45
          1 Month Prior                           3,766,075.88          1 Month Prior                       256,884,474.65
          2 Months Prior                          3,837,429.86          2 Months Prior                      261,994,529.19

          Total                                  11,293,247.41          Total                               770,178,612.29

          a) 3 MONTH AVERAGE                      3,764,415.80          B) 3 MONTH AVERAGE                  256,726,204.10

          c) a/b                                         1.47%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes                     No        X
                                                                                        ----------------        ---------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                     Yes                     No        X
                                                                                        ----------------        ---------------
          B. An Indenture Event of Default has occurred and is then continuing?     Yes                     No        X
                                                                                        ----------------        ---------------

4.        Has a Servicer Event of Default occurred?                                 Yes                     No        X
                                                                                        ----------------        ---------------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                          Yes                     No        X
                                                                                        ----------------        ---------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                  Yes                     No        X
                                                                                        ----------------        ---------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?   Yes                     No        X
                                                                                        ----------------        ---------------

6.        Aggregate Discounted Contract Balance at Closing Date                     Balance  $270,243,724.70
                                                                                             ---------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                    Current Pool Balance                              # Leases
                          31 - 60                             4,303,457.07                                    87
                          61 - 90                             6,478,060.01                                    26
                          91 - 180                            3,689,741.67                                    19



          Approved By:
          Lisa J. Cruikshank
          Vice President